                                                                   EXHIBIT 10.27


                         REGISTRATION RIGHTS AGREEMENT

     Agreement dated as of December 31, 1996, by and between Renaissance Solutions, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), and O. Bruce Gupton (the "Stockholder").


                                  INTRODUCTION
                                  ------------

     The Company and the Stockholder have, as of the date hereof, entered into a certain Agreement and Plan of Merger (the "Merger Agreement") pursuant to which, upon and subject to the occurrence of the Closing thereunder, the Company will issue to the Stockholder an aggregate of 1,310,000 shares of Common Stock, $.0001 par value per share ("Common Stock"), of the Company. The Stockholder wishes to have, and the Company is willing to grant to him, certain rights with respect to the registration of such shares of Common Stock.

     In consideration of the mutual covenants and promises contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Stockholders agree as follows:

     1.    Certain Definitions.  As used in this Section 1 and elsewhere in this
           -------------------
Agreement, the following terms shall have the following respective meanings:

           "Commission" means the Securities and Exchange Commission, or any
            ----------
other Federal agency at the time administering the Securities Act.

           "Exchange Act" means the Securities Exchange Act of 1934, as amended,
            ------------
or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

           "Registration Statement" means a registration statement filed by the
            ----------------------
Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

           "Registration Expenses" means the expenses described in Section 5.
            ---------------------

           "Registrable Shares" means (a) the shares of Common Stock issued to
            ------------------
the Stockholder pursuant to Merger Agreement and (b) any other shares of Common Stock of the Company issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that shares of Common Stock which are Registrable Shares
--------  -------
shall cease to be Registrable Shares (i) upon any sale pursuant to a Registration Statement, Section 4(1) of the Securities Act or Rule 144 under the Securities Act or upon any sale in any manner to a person or entity which, by virtue of Section 11 of this Agreement, is not entitled to the rights provided in this Agreement, (ii) at such time as all of the Registrable Shares then held by the Rightsholders may be sold without restriction as to volume under Rule 144 or (iii) at such time as all such shares may be sold under Rule 144(k).

           "Rightsholders" means the Stockholder and any other person or entity
            -------------
who becomes a Rightsholder under this Agreement pursuant to Section 11.

           "Securities Act" means the Securities Act of 1933, as amended, or any
            --------------
similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

     Other terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Merger Agreement.

     2.    Demand Registration Rights.
           --------------------------

           (a) Subject to the provisions of paragraph (c) below, the Company shall use its best efforts to file with the Commission (i) on or before March 17, 1997, the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and (ii) within three (3) business days following such filing, a Registration Statement on Form S-3 with respect to 300,000 of the Registrable Shares (the "First Demand Registration"). In addition, at any time after the first anniversary of the occurrence of the Closing pursuant to the Merger Agreement and prior to the second anniversary of such Closing, the Stockholder may request, in writing, that the Company effect the registration of up to an aggregate of an additional 200,000 of the Registrable Shares (the "Second Demand Registration"). In either case, if the Rightsholders intend to distribute such Registrable Shares by means of an underwriting, the Stockholder shall so advise the Company within five business days following the Earnings Release, in the case of the First Demand Registration, and in his request, in the case of the Second Demand Registration. In the event either of such registrations are underwritten, the right of Rightsholders to participate shall be conditioned on such Rightsholders' participation in such underwriting. Upon receipt of such a request, the Company shall, as expeditiously as possible, use its best efforts to effect the registration of all Registrable Shares which the Company has been requested to so register (subject to the maximums stated in this paragraph (a)) on such registration form selected by the Company as the Company is then eligible to use.

           (b) The Company shall not be required to effect more than two registrations pursuant to paragraph (a) above.

           (c) Notwithstanding anything to the contrary set forth herein, if at the time the Company is required to file a Registration Statement pursuant to the first sentence of Section 2(a) the Company is then in possession of material non-public information relating to the Company, its business or financial condition which, in the good faith determination of the Company's Board of Directors, is of an adverse nature, and which information (i) would not, but for the filing of the Registration Statement, then be required to be disclosed and
(ii) if disclosed, would be to the material detriment of the Company, then the Company may at its option delay the filing of such Registration Statement for a period not in excess of six months from the date of the Earnings Release, such right to delay to be exercised by the Company not more than once.

           (d) If at the time of any request to register Registrable Shares pursuant to this Section 2 made after the first anniversary of the occurrence of the Closing pursuant to the Merger Agreement and prior to the second anniversary of such Closing, the Company is engaged or has fixed plans to engage within 30 days of the time of the request in a registered public offering as to which the Rightsholders may include Registrable Shares pursuant to Section 3 (subject to the limitations set forth therein) or is engaged in any other activity which, in the good faith deter mination of the Company's Board of Directors, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a period not in excess of six months from the effective date of such offering or the date of commencement of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than once.

           (e) The Company agrees that it shall not enter into any agreement which would provide any stockholder of the Company with the opportunity to register shares incident to the registration of any Registrable Shares pursuant to the registration rights granted in this Section 2.

     3.    Incidental Registration Rights.
           ------------------------------

           (a) At any time after the first anniversary of the Closing Date and until the fifth anniversary of the Closing Date, whenever the Company proposes to file a Registration Statement at any time and from time to time relating to an offering in which the Company proposes to sell shares of Common Stock for its own account, it will, prior to such filing, give at least 20 days' written notice to all Rightsholders of its intention to do so (subject to the limitations set forth in paragraph (c) below) and, upon the written request of a Rightsholder or Rightsholders given within 20 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested by such Rightsholder or Rightsholders to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Rightsholder or Rightsholders; provided, that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 3 without obligation to any Rightsholder.

           (b) In connection with any offering under this Section 3 involving an underwriting, the Company shall not be required to include any Registrable Shares in such underwriting unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriter(s) of such offering. If in the opinion of the managing underwriter(s) of such offering the registration of all or part of the shares of Common Stock (the "Incidental Shares") which the Rightsholders have requested to be included pursuant to this
Section 3 and/or which other holders of shares of Common Stock or other securities of the Company entitled to include shares of Common Stock in such registration have requested to be included would materially and adversely affect such public offering, then the Company shall be required to include in the underwriting only that number of such shares, if any, which the managing underwriter(s) believe(s) may be sold without causing such adverse effect. If the number of Registrable Shares to be included in the underwriting in accordance with the foregoing is less than the total number of shares which the Rightsholders have requested to be included, then (i) the Company shall be entitled to include all shares that it desires to be registered and (ii) the Rightsholders who have requested registration and other holders of shares of Common Stock or other securities of the Company entitled to include shares of Common Stock in such registration on a parity with the Rightsholders shall participate in the underwriting pro rata based upon their total ownership of shares of Common Stock of the Company.

           (c) Notwithstanding anything in the foregoing to the contrary, the Company shall not be required to provide any advance notice to Rightsholders in connection with any offering under this Section 3 involving an underwriting if the Company has been informed that in the opinion of the managing underwriter(s) the inclusion of any Incidental Shares in such offering would materially and adversely affect the offering. In such event, the Company will provide written notice to all Rightsholders of such managing underwriter's(s') opinion, which notice need not be given prior to the filing of the applicable Registration Statement.

     4.    Registration Procedures.  If and whenever the Company is required by
           -----------------------
the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

           (a) file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become and remain effective for the period specified in paragraph
(b) below;

           (b) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective for a period ending on the earlier of (i) 30 days after the effective date or (ii) the date on which all Registrable Shares registered under such Registration Statement have been sold; provided, however, that the Company may by written notice require that each Rightsholder who is selling shares pursuant to such registration (a "Selling Holder") immediately cease sales of shares pursuant to such Registration Statement at any time that (A) the Company becomes engaged in a business activity or negotiation which is not disclosed in the Registration Statement (or the prospectus included therein) and which the Company desires to keep confidential for business purposes, (B) the Company determines that a particular disclosure would be premature or would adversely affect the Company or its business or prospects, or
(C) the Registration Statement can no longer be used under the existing rules and regulations promulgated under the Securities Act. The Company shall not be required to disclose to the Selling Holder(s) the reasons for requiring a suspension of sales hereunder, and the Selling Holder(s) shall not disclose to any third party the existence of any such suspension;

           (c) as expeditiously as possible furnish to each Selling Holder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Selling Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the Selling Holder; and

           (d) as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the Selling Holders shall reasonably request, and do any and all other acts and things that may reasonably be necessary or desirable to enable the Selling Holders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the Selling Holders; provided, however, that the Company shall not be required in
                 --------  -------
connection with this paragraph (d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

           If the Company has delivered preliminary or final prospectuses to the Selling Holders and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the Selling Holders and, if requested, the Selling Holders shall immediately cease making offers of Registrable Shares and return all undistributed prospectuses to the Company. The Company shall promptly provide the Selling Holders with revised prospectuses and, following receipt of the revised prospectuses, the Selling Holders shall be free to resume making offers of the Registrable Shares.

     5.    Allocation of Expenses.  The Rightsholders will pay all Registration
           ----------------------
Expenses of all registrations under Section 2 of this Agreement; provided, however, that Rightsholders holding a majority of the Registrable Shares shall determine whether any Registration Statement under Section 2 shall be printed by a financial printer and whether legal counsel to the Selling Holders shall be engaged. The Rightsholders requesting the registrations of Registrable Shares under Section 3 of this Agreement shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares included in such registration. For purposes of this Section 5, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Agreement, including without limitation all registration and filing fees, exchange listing fees, printing expenses, fees and disbursements of counsel for the Company, state Blue Sky fees and expenses, the expense of any special audits incident to or required by any such registration, underwriting discounts, selling commissions and the fees and expenses of the Company's legal counsel and one legal counsel for the Selling Holders. Notwithstanding the provisions of this Section 5, in connection with the registration of Registrable Shares under Section 2 of this Agreement, "Registration Expenses" shall mean only expenses incurred by the Company solely for the purpose of complying with the Company's obligations under Section 2 and only to the extent that such expenses would not otherwise be required to be incurred by the Company in complying with its reporting obligations under the Exchange Act.

     6.    Indemnification.  In the event of any registration of any of the
           ---------------
Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Shares, each underwriter of such Registrable Shares, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in
                     --------  -------
any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

     In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such seller, specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the
                                                --------  ------
obligations of such Rightsholders hereunder shall be limited to an amount equal to the proceeds to each Rightsholder of Registrable Shares sold as contemplated herein.

     Each party entitled to indemnification under this Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying
                                --------
Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to
                --------  -------
give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless and to the extent that the Indemnifying Party is adversely affected by such failure. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the
                                                     --------  -------
Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

     7.    Indemnification with Respect to Underwritten Offering.  In the event
           -----------------------------------------------------
that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 2(a), the Company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering.

     8.  Information by Holder.  Each Rightsholder of Registrable Shares
         ---------------------
included in any registration shall furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

     9.    "Stand-Off" Agreement.  Each Rightsholder, if requested by an
            --------------------
underwriter of Common Stock or other securities of the Company, shall agree not to sell or otherwise transfer or dispose of any Registrable Shares or other securities of the Company held by such Rightsholder for a specified period of time following the effective date of a Registration Statement, such period not to exceed 180 days, if the Registration Statement is declared effective on or prior to the second anniversary of the Closing Date, or 90 days, if the Registration Statement is declared effective after the second anniversary of the Closing Date. Any such Stand-Off Agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the Registrable Shares or other securities subject to the foregoing restriction until the end of the stand-off period.

     10.   Effectiveness.  This Agreement shall become effective upon the
           -------------
occurrence of the Effective Time under the Merger Agreement. If the Merger Agreement shall be terminated without the occurrence of the Effective Time, this Agreement (and all of the rights and obligations of the parties hereunder) shall terminate simultaneously.

     11.   Transfers of Certain Rights; Additional Rightsholders.
           -----------------------------------------------------

           (a)   General.  The rights granted to each Rightsholder pursuant to
                 -------
the terms of this Agreement may be transferred by such Rightsholder to another Rightsholder, to any affiliate of such Rightsholder, or to any member of the immediate family of such Rightsholder, or any trust established for the benefit of any of the foregoing; provided, however, that in the case of any transfer
                         --------  -------
referred to in this paragraph (a), the Company is given written notice by the transferor at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which such rights are being assigned.

           (b)   Transferees. Any transferee to whom rights hereunder are
                 -----------
transferred shall, as a condition to such transfer, deliver to the Company a written instrument by which such transferee agrees to be bound by the obligations imposed upon Rightsholders under this Agreement to the same extent as if such transferee were a party hereto.

           (c)   Subsequent Transferees.  A transferee to whom rights are
                 ----------------------
transferred pursuant to this Section 11 may not again transfer such rights to any other person or entity, other than as provided in (a) and (b) above.

     12.   No Assignment.  Except as provided in Section 11 hereof, the rights
           -------------
granted pursuant to this Agreement may not be transferred or assigned by any Rightsholder.

     13.   Amendments.  The provisions of this Agreement may be modified or
           ----------
amended at any time and from time to time only by an agreement or consent in writing executed by the Company and the holders of a majority of the Registrable Shares then outstanding; provided, however, that the registration rights granted under this Agreement may be amended only in a manner which affects all Registrable Shares in the same fashion.

     14.   Notices.  All notices, requests, consents and other communications
           -------
required to be given pursuant to this Agreement shall be in writing and shall be given by personal delivery or by certified or registered mail, postage prepaid, return receipt requested. Notices shall be deemed effective when personally delivered or five days after being so mailed, as the case may be, to the parties at the following respective addresses or at such other address of which either party shall notify the other in accordance with this Section 14:

           The Company:      Renaissance Solutions, Inc.
                             Lincoln North
                             55 Old Bedford Road
                             Lincoln, Massachusetts  01773

                             Attention:  President

           With a copy to:   Hal J. Leibowitz, Esq.
                             Hale and Dorr
                             60 State Street
                             Boston, Massachusetts  02109

           Any
           Rightsholder:     O. Bruce Gupton
                             c/o International Systems Services Corporation
                             100 First Stamford Place
                             Stamford, CT  06902-6746

           With a copy to:   Ellen B. Corenswet, Esq.
                             Brobeck, Phleger & Harrison LLP
                             1633 Broadway
                             4th Floor
                             New York, NY  10019

     15.  Entire Agreement; Governing Law.  This Agreement, together with the
          -------------------------------
Merger Agreement, embodies the entire agreement and understanding between the parties, and supersedes all prior agreements and understandings relating to the subject matter hereof. This Agreement shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to conflict of laws provisions.

     16.  Counterparts.  This Agreement may be executed in several counterparts,
          ------------
each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     17.  Headings.  The headings of the sections, subsections, and paragraphs
          --------
of this Agreement have been added for convenience only and shall not be deemed to be a part hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                    RENAISSANCE SOLUTIONS, INC.


                                    By: /s/ George A. McMillan
                                        --------------------------------

                                    Title:  Vice President, Chief Financial
                                            -------------------------------
                                            Officer and Chief Operating Officer


                                    STOCKHOLDER:

                                    /s/ O. Bruce Gupton
                                    ------------------------------------
                                    O. Bruce Gupton